Non-operating expenses (Details) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Non-operating expenses
Foreign exchange losses	$ 3,479,000	$ 775,000	$ 2,134,000
Financial charges	368,000	317,000	261,000
Interest expense	(21,000)	884,000	702,000
Other components of defined benefit plans, net	(123,000)	29,000	(45,000)
Other	13,000	13,000	55,000
Total non-operating expenses from continuing operations	3,716,000	$ 2,018,000	$ 3,107,000
Reversal of accrued interest expense	$ 66,500